Supplement dated February 19, 2016
to the Prospectus, as supplemented, and Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund	3/1/2015
Effective March 1, 2016, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager, Vice President and Head of Investment Oversight	Co-Manager	2006
Timothy Flanagan, CFA	Sector manager and analyst for Global Rates and Currency	Co-Manager	March 2016
The rest of the section remains the same.
Effective March 1, 2016, the list of portfolio managers under the caption “Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager, Vice President and Head of Investment Oversight	Co-Manager	2006
Timothy Flanagan, CFA	Sector manager and analyst for Global Rates and Currency	Co-Manager	March 2016
Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.
Mr. Flanagan joined the Investment Manager in 2007. He also worked for the Investment Manager from 1999 to 2004. Mr. Flanagan began his investment career in 1997 and earned an M.B.A. from the University of St. Thomas.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP104_10_004_(02/16)